UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

OFI Carlyle Private Credit Fund

(Exact name of registrant as specified in charter)

6803 S. Tucson Way

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip Code)

Joseph Benedetti, Esq.

OC Private Capital, LLC

225 Liberty Street

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report	12/31/2018

OFI Carlyle Private Credit Fund
Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, the Fund will send a notice, either by mail or email, each time the Fund's updated report is available on our website (ofiglobalcarlyle.com). All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 833-677-3646.

Performance (Unaudited)
Class	Ticker	Inception Date	Class Since Inception Return	50% Bloomberg US Corporate HighYield Bond / 50% S&P/LSTA Leveraged Loan Return[2]
I Share	OCPIX	9/4/2018	-1.54%	-3.42%
A Share	OCPAX	6/4/2018	-1.69%	-1.85%
A Share with 3.5% Sales Load[1]	OCPAX	6/4/2018	-5.10%	-1.85%
Y Share	OCPYX	9/4/2018	-1.58%	-3.42%
L Share	OCPLX	9/4/2018	-1.67%	-3.42%
L Share with 3.5% Sales Load[1]	OCPLX	9/4/2018	-5.09%	-3.42%
1. Assumes payment of the full front-end 3.5% sales load at initial subscription
2. The benchmark is an equal weighting of 50%/50%. The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. New issues are added to the index if they qualify according to the following criteria: loan facilities must be senior secured; minimum initial term of one year; US dollar denominated; minimum initial spread of LIBOR + 125 basis points; $50M initially funded loans. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. Indices are unmanaged, include reinvested income and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the return of any investment. Past performance does not guarantee future results.
2        OFI CARLYLE PRIVATE CREDIT FUND

We are pleased to present the OFI Carlyle Private Credit Fund (the “Fund”) 2018 Annual Review.
FUND PERFORMANCE DISCUSSION (Unaudited)
For the reporting period ended December 31, 2018, the Fund’s Class A shares (without sales charge) returned -1.69%. The Fund’s 2018 Total Return outperformed a 50% Bloomberg US Corporate High Yield Bond / 50% S&P/LSTA Leveraged Loan benchmark (the “stated benchmark”), by 16 basis points. The year-end dividend for Class A, I, L, and Y shares were $0.24, $0.28, $0.25, and $0.28, respectively.
FUND REVIEW
The Fund’s Class A shares commenced operations on June 4, 2018 and the Class L, Y and I shares launched on September 4, 2018.
As of December 31, 2018, the Fund had $86 million of Net Assets and, by utilizing leverage, total investments of $122 million. As a percentage of net assets, the Fund’s portfolio, leveraged, consisted of 81.6% first-lien debt investments, 34% second-lien debt investments, 12.9% Structured Credit investments and 13.5% senior unsecured investments. These levels are in line with concentration limits disclosed to the Fund's shareholders. 88% of the Fund’s debt investments as of December 31, 2018 were floating rate in nature. The Fund had debt investments across 43 portfolio companies with an average investment size of 2.4% of net assets. 94% of the portfolio represented investments that were made to companies located in the United States. All debt investments were performing and current on their interest payments as of December 31, 2018.
During the reporting period, syndicated leveraged loans and CLOs sold off along with equities due to a `risk off' reaction to trade war fears, government shutdown and a tightening Federal Reserve. In the portfolio, performance declined primarily due to the most liquid portion of the portfolio, comprised of leveraged loans and CLOs. The selloff was broad-based and, while affecting mark-to-market asset prices, did not result in any non-performing credits.
The largest industries in the Fund’s portfolio were Media & Professional Services, which collectively represented ~46% of the Fund’s portfolio. We expect the Fund’s portfolio to continue to diversify across industry classifications as the Fund grows.
The weighted average total yield of the Fund’s portfolio at fair value was 9.6%1 and the annualized distribution rates for the various classes were: Class A (without sales charge) 6.42%, Class I 7.06%, Class L 6.52%, and Class Y 6.90%.
As of December 31, 2018, the Fund was allocated 48% to Liquid Credit, 28% to Direct Lending, 15% to Opportunistic Credit and 9% to Structured Credit.
MARKET REVIEW
New issue pricing in the broadly syndicated loan space (“BSL”) widened during Q4 2018 to its highest point since July 2012 (spreads for B/B+ loans priced at L+508 on average and 172 basis points higher than the 2018 intra-year low of L+336). Despite this movement, spreads remained tight compared to historical averages. Additionally, the BSL secondary market

1 This figure includes the effects and cost of leverage but does not include management fees or operating expenses.
3        OFI CARLYLE PRIVATE CREDIT FUND

traded off in Q4, with the S&P LCD Leveraged Loan Index declining 3.5%, the largest declining quarter since September 2011, in part, due to large outflows from retail loan funds. Q4 2018 saw roughly $14 billion of leveraged loan outflows, bringing total flows for the year to negative $3.1 billion. Weakness in the secondary market also persisted through year-end due to overall market volatility. Overall, however, 2018 produced the third-largest primary issuance volume on record ($436 billion).
Middle Market lending continues to remain competitive due to an influx of participants targeting the space and substantial capital being raised for the strategy. These factors have contributed to increased competition for deals and a tighter overall pricing environment. We continue to believe that directly-originated private credit transactions, along with more complex instruments like CLO equity, offer a compelling risk-reward proposition with limited competition.
STRATEGY & OUTLOOK
Since inception of the Fund in June 2018, we have sought to create a diversified portfolio across industries and issuers, consisting primarily of floating rate, senior secured loans (both quasi-liquid positions and illiquid private credit investments). The portfolio composition in credit is ultimately determined (with guidance as to target allocations for each strategy from the
Adviser’s Portfolio Allocation Advisory Committee (“PAAC”) based on our selection of the optimal mix of investments from a risk-return standpoint. As the Fund continues to grow, we intend to rotate out of the liquid portion of the portfolio and into the Fund’s more illiquid strategies such as Opportunistic Credit.
During the fourth quarter, the PAAC, which oversees the allocation among different credit sectors for the Fund, increased the targeted exposure to structured credit (specifically to junior tranches in the capital structure) and decreased exposure to direct lending. The PAAC made this change because it saw strong relative value in structured credit while pricing in the direct lending space continued to tighten. While we are generally positive about market fundamentals and the opportunity set of investments for the Fund, we also recognize some trends that suggest we are late in the credit cycle, including the persistence of tight credit spreads and credit documentation that continues to favor borrowers. For these reasons, we believe it is prudent to maintain a defensive posture in liquid credit, while looking to augment portfolio returns and diversification by allocating to more idiosyncratic opportunities, such as non-sponsored opportunistic lending and structured credit securities.
Justin Plouffe
Portfolio Manager
Linda Pace
Portfolio Manager

4        OFI CARLYLE PRIVATE CREDIT FUND

Top Holdings and Industries
Top Ten Industries
Media	23.4%
Professional Services	22.8
Software	13.9
Aerospace & Defense	12.9
Collateralized Loan Obligations	12.9
Health Care Equipment & Supplies	8.1
Air Freight & Logistics	7.5
Energy Equipment & Services	5.9
Electric Utilities	5.7
Wireless Telecommunication Services	5.6
Top Ten Holdings
Urban One, Inc., Term Loan	13.5%
Analogic Corporation, Term Loan, Unitranche	7.3
Gruden Acquisition, Inc., Term Loan	5.8
Moxie Patriot LLC, Term Loan, Tranche B1	5.7
DTI Holdco, Inc., Term Loan, Tranche B	5.4
IQOR US, Inc., Term Loan, Tranche B	5.2
Sapphire Telecom, Inc., Term Loan	4.9
Avenu Holdings LLC, Term Loan	4.4
Brave Parent Holdings, Inc., Term Loan	4.2
IQOR US, Inc., Term Loan, Tranche A1	3.9

5         OFI CARLYLE PRIVATE CREDIT FUND

Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2018, and are based on net assets.
Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

CONSOLIDATED STATEMENT OF INVESTMENTS  December 31, 2018

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Corporate Loans (129.1%)[1]
First Lien Debt (81.6%)
Aerospace & Defense (4.2%)
Allied Universal Holdco LLC, Term Loan[2,3,4]	LIBOR12 + 375, 6.272%	7/28/2022	$ 1,833,964	$ 1,745,017
Constellis Holdings LLC, Term Loan[2,3,4]	LIBOR12 + 500, 7.522%	4/21/2024	1,984,887	1,905,491
				3,650,508

Air Freight & Logistics (1.7%)
Trump Card LLC
Term Loan, Tranche A2,3,4,5	LIBOR4 + 500, 7.803%	4/21/2022	1,411,459	1,383,797
Revolver [5,6]	0.500%	4/21/2022	95,307	93,439
				1,477,236

Electric Utilities (5.7%)
Moxie Patriot LLC, Term Loan, Tranche B1[2,3,4]	LIBOR4 + 575, 8.553%	12/19/2020	4,961,929	4,868,918

Energy Equipment & Services (4.8%)
McDermott Technology Americas, Inc., Term Loan[4,7]	LIBOR12 + 500, 7.522%	5/10/2025	2,000,000	1,872,500
NES Global Talent Finance US LLC, Term Loan, Tranche B2,3,4	LIBOR4 + 550, 8.027%	5/11/2023	2,228,398	2,233,969
				4,106,469

Health Care Equipment & Supplies (8.0%)
Analogic Corporation
Term Loan, Unitranche[2,3,4,5]	LIBOR12 + 600, 8.522%	6/22/2024	6,479,517	6,254,004
Revolver [5,6]	0.500%	6/22/2023	618,643	597,112
				6,851,116

Health Care Providers & Services (2.2%)
Global Medical Response, Inc., Term Loan, Tranche B2[2,3,4]	LIBOR12 + 425, 6.754%	3/14/2025	1,994,962	1,863,863

Internet Software & Services (1.3%)
Internap Corporation, Term Loan[4]	LIBOR12 + 575, 8.190%	4/6/2022	1,179,848	1,144,453

IT Services (3.6%)
Evergreen Services Group LLC, Term Loan[2,3,4,5]	LIBOR12 + 600, 8.522%	6/6/2023	1,140,684	1,116,508
GI Revelation Acquisition LLC, Term Loan[2,3,4]	LIBOR12 + 500, 7.522%	4/16/2025	1,994,988	1,967,556
				3,084,064

Media (9.9%)
Altice France S.A., Term Loan, Tranche B13[2,3,4]	LIBOR12 + 400, 6.455%	8/14/2026	2,000,000	1,894,580
6        OFI CARLYLE PRIVATE CREDIT FUND

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Media (Continued)
Northland Cable Television, Inc.
Term Loan[2,3,4,5]	LIBOR12 + 575, 8.100%	10/1/2025	$ 3,245,756	$ 3,133,985
Revolver [5,6]	0.500%	10/1/2024	255,350	246,557
Radio One, Inc., Term Loan, Tranche B2,3,4	LIBOR12 + 400, 6.530%	4/18/2023	234,899	226,384
Urban One Entertainment SPV LLC, Term Loan[8]	7.00% + 4.000% PIK	12/31/2022	3,103,789	3,041,713
				8,543,219

Pharmaceuticals (2.2%)
Schenectady International Group, Inc., Term Loan[2,3,4]	LIBOR4 + 475, 7.186%	10/15/2025	2,000,000	1,930,000

Professional Services (22.8%)
Alorica, Inc., Term Loan, Tranche A1[4,7]	LIBOR12 + 375, 6.272%	6/30/2021	3,316,550	3,283,385
Avenu Holdings LLC, Term Loan[2,3,4,5]	LIBOR4 + 525, 7.869%	9/28/2023	3,905,653	3,791,088
DTI Holdco, Inc., Term Loan, Tranche B2,3,4	LIBOR4 + 475, 7.277%	9/30/2023	4,961,889	4,654,872
IQOR US, Inc.
Term Loan, Tranche B2,3,4	LIBOR4 + 500, 7.398%	4/1/2021	4,961,140	4,489,832
Term Loan, Tranche A1[2,3,4,5]	LIBOR6 + 550, 7.897%	4/1/2021	3,500,000	3,365,379
				19,584,556

Semiconductors & Semiconductor Equipment (2.0%)
Bright Bidco B.V.
Term Loan, Tranche B2,3,4	LIBOR12 + 350, 6.022%	6/30/2024	646,251	548,101
Term Loan, Tranche B2,3,4	LIBOR4 + 350, 6.303%	6/30/2024	1,348,724	1,143,887
				1,691,988

Software (7.6%)
Chemical Computing Group
Term Loan, Tranche A2,3,4,5	LIBOR12 + 550, 8.022%	8/30/2023	2,369,133	2,305,397
Revolver [5,6]	0.500%	8/30/2023	135,379	131,737
Exela Intermediate LLC
Term Loan[2,3,4]	LIBOR4 + 650, 9.295%	7/12/2023	6,369	6,308
Term Loan[2,3,4]	LIBOR2 + 650, 9.378%	7/12/2023	980,892	971,490
iCIMS, Inc.
Term Loan[4,5]	LIBOR12 + 650, 8.940%	9/12/2024	3,003,755	2,921,650
Revolver [5,6]	0.500%	9/12/2024	187,735	182,603
				6,519,185

Wireless Telecommunication Services (5.6%)
Sapphire Telecom, Inc.
Term Loan[2,3,4,5]	LIBOR4 + 525, 7.895%	11/20/2025	4,329,835	4,169,242
Revolver [5,6]	0.500%	11/20/2023	679,190	653,999
				4,823,241
Total First Lien Debt (Cost $72,461,220)				70,138,816
7        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  December 31, 2018   Continued
Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Second Lien Debt (34.0%)
Aerospace & Defense (8.7%)
Amynta Agency Borrower, Inc., Term Loan[4]	LIBOR12 + 850, 11.022%	3/2/2026	$ 1,500,000	$ 1,485,000
Jazz Acquisition, Inc., Term Loan[2,3,4]	LIBOR4 + 675, 9.553%	6/19/2022	3,250,000	3,038,750
WP CPP Holdings LLC, Term Loan[2,3,4]	LIBOR4 + 775, 10.280%	4/30/2026	3,000,000	2,953,125
				7,476,875

Air Freight & Logistics (5.8%)
Gruden Acquisition, Inc., Term Loan[4]	LIBOR4 + 850, 11.303%	8/18/2023	5,000,000	5,012,500

Capital Markerts (2.9%)
Aretec Group, Inc., Term Loan[2,3,4]	LIBOR12 + 825, 10.772%	10/1/2026	2,500,000	2,487,500

Chemicals (1.9%)
Vantage Specialty Chemicals, Inc., Term Loan[2,3,4]	LIBOR4 + 825, 10.777%	10/27/2025	1,662,357	1,631,878

Energy Equipment & Services (1.1%)
Comet Acquisition, Inc., Term Loan[2,3,4,5]	LIBOR4 + 750, 10.277%	10/26/2026	1,000,000	968,777

Food Products (3.8%)
Ultimate Baked Goods Midco LLC, Term Loan[2,3,4,5]	LIBOR12 + 800, 10.522%	8/9/2026	3,333,333	3,233,913

Insurance (3.5%)
Asurion LLC, Term Loan[2,3,4]	LIBOR12 + 650, 9.022%	8/4/2025	3,000,000	2,975,640

Software (6.3%)
Brave Parent Holdings, Inc., Term Loan[4,5]	LIBOR12 + 750, 10.023%	4/17/2026	3,812,317	3,614,568
Dynatrace LLC, Term Loan[2,3,4]	LIBOR12 + 700, 9.522%	8/21/2026	1,823,529	1,802,249
				5,416,817
Total Second Lien Debt (Cost $29,596,372)				29,203,900

Unsecured (13.5%)
Media (13.5%)
Urban One, Inc., Term Loan (Cost $11,663,637)	12.875%	12/31/2022	11,900,000	11,662,000
Total Corporate Loans (Cost $113,721,229)				111,004,716

Collateralized Loan Obligations (12.9%)[1]
Barings CLO Ltd., Series 2017-1A, Class F4,9	LIBOR4 + 745, 9.895%	7/18/2029	2,500,000	2,259,140
CIFC Funding Ltd., Series 2014-2RA, Class B2[2,3,4,9]	LIBOR4 + 569, 8.177%	4/24/2030	3,500,000	3,129,154
Dryden 41 Senior Loan Fund, Series 2015-41A, Class ER2,3,4,9	LIBOR4 + 530, 7.736%	4/15/2031	1,265,000	1,110,958
Long Point Park CLO Ltd., Series 2017-1A, Class D2[2,3,4,9]	LIBOR4 + 560, 8.049%	1/17/2030	3,000,000	2,709,750
Symphony CLO XVI Ltd., Series 2015-16A, Class ER2,3,4,9	LIBOR4 + 610, 8.45%	10/15/2031	2,000,000	1,847,366
Total Collateralized Loan Obligations (Cost $12,126,188)				11,056,368

8        OFI CARLYLE PRIVATE CREDIT FUND

	Shares	FairValue

Common Stock (0.1%)[1]
Health Care Equipment & Supplies (0.1%)
ANLG Holdings, LLC [5,10]	64,683	$66,062

Professional Services (0.0%)
Avenu Holdings LLC [5,10]	21,552	20,095
Total Common Stock (Cost $86,235)		86,157
Total Investments, at Value (Cost $125,933,652)	142.1%	122,147,241
Net Other Assets (Liabilities)	(42.1)%	(36,198,956)
Net Assets	100.0%	$ 85,948,285

Footnotes to Consolidated Statement of Investments
1. All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of December 31, 2018 represented 142.1% of the Fund's net assets or 95.6% of the Fund's total assets, are subject to legal restrictions on sales.
2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.
3. All or a portion of this security is owned by the Subsidiary. See Note 2 of the accompanying Consolidated Notes.
4. Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of December 31, 2018.
5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.
6. Security is an unfunded loan commitment. See Note 9 of the accompanying Consolidated Notes.
7. All or a portion of the security position will settle, after period end, in the ordinary course on a settlement date beyond the period expected by loan market participants and is subject to delayed compensation. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.
8. Interest is paid-in-kind (PIK), when applicable.
9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $11,056,368 or 12.90% of the Fund's net assets at period end.
10. Non-income producing security.

Definitions
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Semi-Annually
SPV	Special Purpose Vehicle
See accompanying Notes to Consolidated Financial Statements.
9        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES  December 31, 2018

Assets
Investments, at value (cost $125,933,652)—see accompanying consolidated statement of investments	$ 122,147,241
Cash	1,129,545
Receivables and other assets:
Investments sold	2,803,083
Interest	859,634
Adviser reimbursement	599,506
Deferred offering costs	163,634
Other	72,158
Total assets	127,774,801

Liabilities
Payables and other liabilities:
Payable for borrowings	30,600,000
Investments purchased	7,803,122
Income distribution payable	2,473,419
Management fees	487,797
Interest payable on borrowings	121,758
Shareholder communications	61,870
Trustees' compensation and expenses	32,697
Transfer agent fees	10,599
Distribution and shareholder service plan fees	7
Other	235,247
Total liabilities	41,826,516
Net Assets	$ 85,948,285

Composition of Net Assets
Par value of shares of beneficial interest	8,976
Additional paid-in capital	89,773,735
Accumulated deficit	(3,834,426)
Net Assets	$ 85,948,285

10        OFI CARLYLE PRIVATE CREDIT FUND

Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $9,580 and 999 shares of beneficial interest outstanding)	$9.59
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.94
Class I Shares:
Net asset value and redemption price per share (based on net assets of $85,824,673 and 8,963,179 shares of beneficial interest outstanding)	$9.58
Class L Shares:
Net asset value and redemption price per share (based on net assets of $9,580 and 999 shares of beneficial interest outstanding)	$9.59
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.94
Class Y Shares:
Net asset value and redemption price per share (based on net assets of $104,452 and 10,920 shares of beneficial interest outstanding)	$9.57
See accompanying Notes to Consolidated Financial Statements.
11        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF OPERATIONS  For the Period Ended December 31, 20181

Investment Income
Interest	$ 3,704,360
Other income	210,000
Total investment income	3,914,360

Expenses
Management fees	618,394
Incentive fees	378,299
Distribution and service plan fees:
Class A1	108,256
Class L2	16
Class Y2	46
Transfer and shareholder servicing agent fees:
Class A1	32,792
Class I2	26,083
Class L2	3
Class Y2	5
Shareholder communications:
Class A1	16,399
Class I2	44,584
Class L2	5
Class Y2	41
Interest expense and fees on borrowings	199,959
Legal, auditing and other professional fees	1,072,995
Custodian fees and expenses	133,000
Trustees' compensation and expenses	95,391
Other expenses	138,773
Total expenses	2,865,041
Less waivers and reimbursements of expenses	(1,328,545)
Net expenses	1,536,496
Net Investment Income	2,377,864

Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(60,778)
Net change in unrealized appreciation/depreciation in investment transactions	(3,786,411)
Net Decrease in Net Assets Resulting from Operations	$ (1,469,325)

1. For the period from June 4, 2018 (commencement of operations) to December 31, 2018.
2. For the period from September 4, 2018 (inception of offering) to December 31, 2018.
See accompanying Notes to Consolidated Financial Statements.
12        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2018[1]

Operations
Net investment income	$ 2,377,864
Net realized loss	(60,778)
Net change in unrealized appreciation/depreciation	(3,786,411)
Net decrease in net assets resulting from operations	(1,469,325)

Dividends and/or Distributions to Shareholders
Class A1	(241)
Class I2	(2,469,848)
Class L2	(253)
Class Y2	(3,077)
Total Dividends and/or Distributions to Shareholders	(2,473,419)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A1	(113,868)
Class I2	89,784,897
Class L2	10,000
Class Y2	110,000
Net increase in Beneficial Interest Transactions	89,791,029

Net Assets
Total increase	85,848,285
Beginning of period	100,000 [3]
End of period	$ 85,948,285

1. For the period from June 4, 2018 (commencement of operations) to December 31, 2018.
2. For the period from September 4, 2018 (inception of offering) to December 31, 2018.
3. Reflects the value of OppenheimerFunds, Inc.'s seed capital invested on May 7, 2018.
See accompanying Notes to Consolidated Financial Statements.
13        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF CASH FLOWS  For the Period Ended December 31, 2018

Cash Flows from Operating Activities
Net decrease in net assets from operations	$ (1,469,325)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(131,234,114)
Proceeds from disposition of investment securities	5,292,544
Premium amortization	9,341
Discount accretion	(62,201)
Net realized loss on investment transactions	60,778
Net change in unrealized appreciation/depreciation on investment transactions	3,786,411
Change in assets:
Increase in other assets	(72,158)
Increase in interest receivable	(859,634)
Increase in receivable for securities sold	(2,803,083)
Increase in adviser reimbursement	(599,506)
Increase in deferred offering costs	(163,634)
Change in liabilities:
Increase in other liabilities	949,975
Increase in payable for securities purchased	7,803,122
Net cash used in operating activities	(119,361,484)

Cash Flows from Financing Activities
Proceeds from borrowings	64,600,000
Payments on borrowings	(34,000,000)
Proceeds from shares sold	149,994,926
Payments on shares redeemed	(60,203,897)
Net cash provided by financing activities	120,391,029
Net increase in cash	1,029,545
Cash, beginning balance	100,000
Cash, ending balance	$ 1,129,545
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,473,419
Cash paid for interest on borrowings—$78,201
See accompanying Notes to Consolidated Financial Statements.
14        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.20
Net realized and unrealized loss	(0.37)
Total from investment operations	(0.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)
Total Dividends and/or distributions to shareholders:	(0.24)
Net asset value, end of period	$9.59

Total Return, at Net Asset Value	(1.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$22,478
Ratios to average net assets:[3]
Net investment income	3.60%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	6.53%
Interest and fees from borrowings	0.41%
Deal and incentive fees	0.00% [4]
Total expenses	6.94%
Expenses after waivers and reimbursements of expenses[5]	3.50%
Portfolio turnover rate	6%

1.For the period from June 4, 2018 (commencement of operations) to December 31, 2018.
2.Per share amounts calculated based on the average shares outstanding during the period.
3.Annualized for periods less than one full year.
4.Less than 0.005%.
5.Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal and incentive fees, was 2.25% of net assets on an annualized basis.
See accompanying Notes to Consolidated Financial Statements.
15        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Class I	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.22
Net realized and unrealized loss	(0.36)
Total from investment operations	(0.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)
Total Dividends and/or distributions to shareholders:	(0.28)
Net asset value, end of period	$9.58

Total Return, at Net Asset Value	(1.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,825
Average net assets (in thousands)	$84,627
Ratios to average net assets:[3]
Net investment income	6.76%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	5.16%
Interest and fees from borrowings	0.51%
Deal and incentive fees	1.25%
Total expenses	6.92%
Expenses after waivers and reimbursements of expenses[4]	3.83%
Portfolio turnover rate	6%

1.For the period from September 4, 2018 (inception of offering) to December 31, 2018.
2.Per share amounts calculated based on the average shares outstanding during the period.
3.Annualized for periods less than one full year.
4.Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal and incentive fees, was 2.07% of net assets on an annualized basis.
See accompanying Notes to Consolidated Financial Statements.
16        OFI CARLYLE PRIVATE CREDIT FUND

Class L	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21
Net realized and unrealized loss	(0.37)
Total from investment operations	(0.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)
Total Dividends and/or distributions to shareholders:	(0.25)
Net asset value, end of period	$9.59

Total Return, at Net Asset Value	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[3]
Net investment income	6.41%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	120.46%
Interest and fees from borrowings	0.51%
Deal and incentive fees	1.18%
Total expenses	122.15%
Expenses after waivers and reimbursements of expenses[4]	4.20%
Portfolio turnover rate	6%

1.For the period from September 4, 2018 (inception of offering) to December 31, 2018.
2.Per share amounts calculated based on the average shares outstanding during the period.
3.Annualized for periods less than one full year.
4.Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal and incentive fees, was 2.00% of net assets on an annualized basis.
See accompanying Notes to Consolidated Financial Statements.
17        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Class Y	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.22
Net realized and unrealized loss	(0.37)
Total from investment operations	(0.15)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)
Total Dividends and/or distributions to shareholders:	(0.28)
Net asset value, end of period	$9.57

Total Return, at Net Asset Value	(1.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104
Average net assets (in thousands)	$59
Ratios to average net assets:[3]
Net investment income	6.42%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	25.58%
Interest and fees from borrowings	0.68%
Deal and incentive fees	2.25%
Total expenses	28.51%
Expenses after waivers and reimbursements of expenses[4]	5.17%
Portfolio turnover rate	6%

1.For the period from September 4, 2018 (inception of offering) to December 31, 2018.
2.Per share amounts calculated based on the average shares outstanding during the period.
3.Annualized for periods less than one full year.
4.Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal and incentive fees, was 2.00% of net assets on an annualized basis.
See accompanying Notes to Consolidated Financial Statements.
18        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2018

1. Organization
OFI Carlyle Private Credit Fund (the “Fund”) was organized as a statutory trust in the State of Delaware on December 13, 2017. The Fund is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that has elected to operate as an interval fund. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value. The Fund commenced operations on June 4, 2018.
The Fund’s investment adviser, OC Private Capital, LLC (“OC Private Capital” or the “Adviser”), a joint venture between an affiliate of OppenheimerFunds, Inc. (“OFI”) and Carlyle Investment Management L.L.C. (“Carlyle”), has entered into an investment advisory agreement with the Fund. The Adviser has, in turn, entered into a sub-advisory agreement with Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or “Sub-Adviser”)(a wholly owned subsidiary of Carlyle), whereby OC Private Capital oversees the allocation of the Fund’s assets to its underlying credit strategies, and the Sub-Adviser sources and makes investment decisions within each strategy. OppenheimerFunds Distributor, Inc. (the “Distributor”), a wholly owned subsidiary of OFI, acts as the Fund’s principal underwriter in connection with the offering and sale of the Fund's shares.
The Fund seeks to produce current income by opportunistically allocating its assets across a wide range of credit strategies.
The Fund’s shares are offered for sale monthly through its Distributor at the then-current net asset value ("NAV") plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.
The following is a summary of significant accounting policies followed in the Fund's preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies
Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.
Basis for Consolidation. On May 10, 2018, the Fund established a limited liability company, OCPC Credit Facility SPV LLC, which is wholly owned and controlled by the Fund (the "Subsidiary"). The Fund and Subsidiary are both managed by the Adviser. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is a disregarded entity for tax purposes.
The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.
During the period and at period end, the Fund owned 100% of the Subsidiary.
19        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2018   Continued

2. Significant Accounting Policies (Continued)
Other financial information of the Subsidiary during the period and at period end include:
Total market value of investments	$90,159,066
Net assets	$55,542,195
Net income (loss)	$ 2,330,323
Net realized gain (loss)	$ 1,204
Net change in unrealized appreciation/depreciation	$(3,421,444)
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a monthly basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date.
Investment Income. Interest income is recognized on an accrual basis from the date of settlement. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily using the effective interest method.
Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate set on a periodic basis by the custodian for each currency at its sole discretion, taking into account market conditions and other relevant commercial considerations. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
20        OFI CARLYLE PRIVATE CREDIT FUND

2. Significant Accounting Policies (Continued)
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
Total Distributable Earnings	Accumulated Loss Carryforward	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$16,627	$60,778	$(3,790,274)
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.
Reduction to Paid-in Capital	Increase to Accumulated Loss
$108,318	$108,318
21        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2018   Continued

2. Significant Accounting Policies (Continued)
The tax character of distributions paid during the reporting periods:
Period Ended December 31, 2018
Distributions paid from:
Dividends to shareholders	$2,473,419
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships and non-deductible expenses adjustments.
Federal tax cost of securities	$ 125,937,515
Gross unrealized appreciation	$ 32,723
Gross unrealized depreciation	(3,822,997)
Net unrealized depreciation	$ (3,790,274)
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation
As an interval fund, the Fund is required to calculate a NAV on at least a weekly basis and at each month-end date (each NAV calculation date herein referred to as the "Valuation Date"). The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the "Exchange"), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
The Fund’s Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary. The Sub-Adviser shall provide assistance to the Adviser and the Board with respect to the valuation of the Fund’s assets; the Adviser and the Board are responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
22        OFI CARLYLE PRIVATE CREDIT FUND

3. Securities Valuation (Continued)
Valuation Methods and Inputs
The Adviser values securities traded in active markets on the valuation date by multiplying the closing price of such traded securities by the quantity of shares or amount of the instrument held.
The Adviser values liquid securities that are not traded in an active market using a mid-price determined by an approved independent pricing vendor. Standard inputs considered by independent pricing vendors for structured finance obligations include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors. Standard inputs generally considered by independent pricing vendors for loans include information obtained from market participants regarding broker-dealer price quotations.
The Fund expects that it will hold a high proportion of illiquid investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Board has engaged independent valuation firms to assist in fair valuing the Fund’s illiquid investments on at least a monthly basis. Any retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s valuation. The valuation approach may vary by security but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered.
Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Adviser, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.
Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.
Securities for which valuations are not readily available from an approved independent pricing vendor or valuation firm, or where valuations are determined to be inaccurate as a result of a significant event that has occurred, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) by a Valuation Committee determination using all available information at its disposal. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Those
23        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2018   Continued

3. Securities Valuation (Continued)
standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser's Valuation Committee will consider an "override" of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination. The Valuation Committee is made up of individuals affiliated with OFI.
To assess the continuing appropriateness of security valuations, the Adviser regularly compares prices from the prior valuation date and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the independent valuation vendor or firm. For those securities valued by a fair valuation, the Valuation Committee reviews and affirms the reasonableness of the valuations on a regular basis after considering all relevant information that is reasonably available.
Classifications
ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).
ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
The three-level hierarchy for fair value measurement is defined as follows:
1) Level 1-inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.
24        OFI CARLYLE PRIVATE CREDIT FUND

3. Securities Valuation (Continued)
2) Level 2-inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, securities with recent observable market transactions, and certain over-the-counter derivatives where the fair value is based on observable inputs.
3) Level 3-inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.
The table below categorizes amounts that are included in the Fund's Consolidated Statement of Assets and Liabilities at period end based on valuation input level:
	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table Investments, at Value:
Corporate Loans	$ —	$ 72,840,961	$ 38,163,755	$ 111,004,716
Collateralized Loan Obligations	—	11,056,368	—	11,056,368
Common Stock	—	—	86,157	86,157
Total Assets	$—	$83,897,329	$38,249,912	$122,147,241
There were no transfers between Level 1 and 2 during the period.
The following is a reconciliation of assets in which significant unobservable inputs (level 3)
25        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2018   Continued

3. Securities Valuation (Continued)
were used in determining fair value:
	Value as of June 4, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount
Assets Table Investments, at Value:
Corporate Loans	$—	$775	$(655,278)	$36,107
Common Stock	—	—	(78)	—
Total Assets	$—	$775	$(655,356)	$36,107

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of December 31, 2018
Assets Table Investments, at Value:
Corporate Loans	$38,837,285	$(55,134)	$—	$—	$38,163,755
Common Stock	86,235	—	—	—	86,157
Total Assets	$38,923,520	$(55,134)	$—	$—	$38,249,912
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Value as of December 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs
Assets Table Investments, at Value:
Corporate Loans	38,163,755	Discounted Cashflow	Discount Rate, Enterprise Value Multiple, Leverage Multiple	7.6% - 12.8%, 7.5x - 16.0x, 2.3x - 6.9x
Common Stock	86,157	Market Approach	Enterprise Value Multiple	8.0x - 9.0x
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in corporate loans are discount rates and enterprise value and leverage multiples. Significant increases in discount rates and leverage multiples would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in collateralized loan obligations are prices provided by a third party pricing service. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.
26        OFI CARLYLE PRIVATE CREDIT FUND

3. Securities Valuation (Continued)
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in common stock are enterprise value multiples. Significant decreases in enterprise value multiples would result in a significantly lower fair value measurement.

4. Investments and Risks
Loans. The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Advisers can be realized upon liquidation, nor can there be any assurance that any such collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs). The Fund invests in CLOs, which are commonly issued in multiple tranches often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund
27        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2018   Continued

4. Investments and Risks (Continued)
disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss.
Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
Shareholder Concentration. Related parties owned approximately 97% of the Fund's total outstanding shares at period end. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.

5. Market Risk Factors
The Fund’s investments in securities may expose the Fund to various market risk factors:
Credit Risk. Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their
28        OFI CARLYLE PRIVATE CREDIT FUND

5. Market Risk Factors (Continued)
value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Prepayment Risk. Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. The Fund's shares are offered on a monthly basis. As the Fund is an interval fund, it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares of beneficial interest ("Shares") at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able
29        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2018   Continued

6. Shares of Beneficial Interest (Continued)
to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. Transactions in shares of beneficial interest were as follows:
	Period Ended December 31, 2018
	Shares	Amount
Class A1,2
Sold	6,008,013	$ 60,090,029
Repurchased	(6,017,014)	(60,203,897)
Net decrease	(9,001)	$ (113,868)
Class I3
Sold	8,963,179	$ 89,784,897
Net increase	8,963,179	$ 89,784,897
Class L3
Sold	999	$ 10,000
Net increase	999	$ 10,000
Class Y3
Sold	10,920	$ 110,000
Net increase	10,920	$ 110,000

1. For the period from June 4, 2018 (commencement of operations) to December 31, 2018.
2. The Fund sold 10,000 Class A shares at a value of $100,000 to OFI upon seeding of the Fund on May 7, 2018. These amounts are not reflected in the table above.
3. For the period from September 4, 2018 (inception of offering) to December 31, 2018.

7. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations for the reporting period were as follows:
	Purchases	Sales
Investment securities	$131,234,114	$5,292,544

8. Fees and Other Transactions with Affiliates
Management & Incentive Fees. Under the investment advisory agreement, the Fund pays the Adviser a management fee calculated and payable monthly in arrears at an annual rate of 1.50% of the Fund's consolidated month-end net asset value.
Additionally, under the investment advisory agreement, the Fund will pay the Adviser an incentive fee. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s Net Assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus certain of the
30        OFI CARLYLE PRIVATE CREDIT FUND

8. Fees and Other Transactions with Affiliates (Continued)
Fund’s operating expenses for the quarter. For purposes of the incentive fee, Net Assets are calculated as of the first business day of the relevant calendar quarter, excluding the incentive fee. There is no incentive fee charged on realized or unrealized capital gains. The calculation of the incentive fee for each quarter is as follows:
No incentive fee is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s Net Assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%; 100% of the Fund’s pre-incentive fee net investment income is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s Net Assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 1.875% (7.50% annualized). This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.875% is referred to as the “catch-up”.
The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund’s pre-incentive fee net investment income when the Fund’s quarterly pre-incentive fee net investment income reaches 1.875% of Net Assets. Lastly, 20% of the Fund’s pre-incentive fee net investment income is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s Net Assets in respect of the relevant calendar quarter, exceeds 1.875% (7.50% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 20% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.
Effective December 10, 2018, the Board approved an amendment to the investment advisory agreement. The incentive fee is calculated and payable quarterly in arrears and based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.
Incentive fees of $378,299 were earned by the Adviser for the period ended December 31, 2018.
31        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2018   Continued

8. Fees and Other Transactions with Affiliates (Continued)
Sub-Adviser Fees. The Adviser has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser an annual fee in monthly installments equal to 40% of the investment management fee collected by the Adviser from the Fund. The fee paid to the Sub-Adviser is paid by the Adviser, not by the Fund.
Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. Fees incurred with respect to these services are detailed in the Consolidated Statement of Operations.
Sub-Transfer Agent Fees. The Transfer Agent has retained DST Systems, Inc. (the "Sub-Transfer Agent") to serve as the Fund's distribution paying agent, sub-transfer agent and registrar. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to the transfer agent fee collected by the Transfer Agent from the Fund. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not the Fund.
Offering and Organizational Costs. The Adviser paid on behalf of the Fund all initial offering and organizational invoices associated with the registration and seeding of the Fund received prior to the commencement of operations of the Fund, in accordance with the Expense Limitation Agreement discussed below. Organizational costs are expensed as incurred and initial offering costs are amortized over a twelve month period beginning on the date that the Fund commenced operations.
Distribution and Shareholder Service Plan Fees. OppenheimerFunds Distributor, Inc. (the "Distributor") serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis. The Fund intends to offer its shares, on a continual basis, through the Distributor. The Fund has adopted a Distribution and Shareholder Services Plan (the "Plan") for the outstanding shares to compensate the Distributor for distributing the shares, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual distribution and shareholder service plan fee of up to 0.85% of its average monthly net assets. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.
Waivers and Reimbursements of Expenses. The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period to waive its management fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing
32        OFI CARLYLE PRIVATE CREDIT FUND

8. Fees and Other Transactions with Affiliates (Continued)
fees) in respect of the relevant month exceed 2.00% of the Fund’s month-end net asset value (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation or another expense limitation in place at that time. As of December 31, 2018, the estimated amount subject to reimbursement to the Adviser under the agreement was $1,775,094, of which $1,328,545 relates to waivers and reimbursements incurred during the current period.
The following amounts are eligible for recovery at December 31, 2018: $445,398 for Class A, $874,655 for Class I, $3,919 for Class L, and $4,573 for Class Y.

9. Borrowings and Other Financing
Borrowings. The Fund can borrow money from financial institutions in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet repurchase obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its NAV than if it did not borrow because of the effect of leverage.
The Fund will pay interest and may pay other fees in connection with borrowings. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately on the Consolidated Statement of Operations.
On June 28, 2018, the Fund via the Subsidiary entered into a Credit Agreement (the “Agreement”) with Societe Generale which enables it to participate in a committed, secured borrowing facility that permits borrowings of up to $45 million, subject to change as the parties may agree from time to time. To secure the loan, the Subsidiary pledges investment securities and/or cash in accordance with the terms of the Agreement. The Fund is the guarantor of the loan. Interest is charged to the Subsidiary, based on its outstanding borrowings, at the applicable rate of LIBOR plus a defined spread. Additionally, an ongoing commitment fee is paid based on a defined rate on the unused commitment amount. Total fees and interest related to its participation in the borrowing facility during the reporting
33        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2018   Continued

9. Borrowings and Other Financing (Continued)
period equal 0.48% of the Fund's average net assets on an annualized basis. The Fund has the right to prepay such loans at any time. The scheduled maturity date of the borrowing facility is June 28, 2021.
At period end, the Fund had borrowings outstanding at an interest rate of 3.931%.
Details of the borrowings for the reporting period are as follows:
Average Outstanding Loan Balance Under the Facility	$5,882,888
Average Interest Rate of Outstanding Loan Balance (including the effect of commitment fees)	6.5435%
Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $1,971,604 at period end. The Fund generally will maintain with its custodian cash and/or, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a fair value of $1,905,447 and have been included as First Lien Debt in the Consolidated Statement of Investments.

10. Pending Acquisition
On October 17, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of OFI and its subsidiaries, entered into an agreement with Invesco Ltd. (“Invesco”), a leading independent global investment management company, whereby Invesco will acquire MassMutual’s asset management affiliate, OFI. In turn, MassMutual and OFI’s employee shareholders will receive a combination of common and preferred equity consideration and MassMutual will become a significant shareholder in Invesco (the “Transaction”). Pending necessary regulatory and other third-party approvals, the Transaction is expected to close in the second quarter of 2019. This is subject to change.
34        OFI CARLYLE PRIVATE CREDIT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of OFI Carlyle Private Credit Fund:
To the Shareholders and the Board of Trustees of OFI Carlyle Private Credit Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of OFI Carlyle Private Credit Fund (the “Fund”), including the consolidated statement of investments, as of December 31, 2018, and the related consolidated statements of operations, cash flows, changes in net assets and financial highlights for the period from June 4, 2018 (commencement of operations) to December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2018, the consolidated results of its operations, cash flows, changes in its net assets and financial highlights from June 4, 2018 (commencement of operations) to December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2018.
Tysons, VA
March 1, 2019
35        OFI CARLYLE PRIVATE CREDIT FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.
Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $2,426,978 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
36        OFI CARLYLE PRIVATE CREDIT FUND

37

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Fund's Sub-Adviser as part of the Sub-Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Sub-Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Sub-Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Sub-Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Sub-Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders. To ensure that the vote is not the product of a conflict of interest, the Sub-Adviser requires that: (1) anyone involved in the decision making process disclose to the Sub-Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Sub-Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Sub-Adviser’s proxy voting decisions will be made by its investment committee. The Sub-Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Sub-Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
The Fund and Sub-Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Sub-Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
38        OFI CARLYLE PRIVATE CREDIT FUND

Distribution Sources

The table below details, on a per-share basis, the percentage of the Fund's total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund's total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.
Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
1/17/19	96.1%	0.0%	3.9%
39

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.
Board of Trustees and Officers
Trustees
Name, address(1) age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee(2)
Kamal Bhatia (1972)	Trustee	Indefinite Length – Since Inception	Senior Vice President, OppenheimerFunds. Distributor, Inc.	1	None
Independent Trustees
Mark Garbin (1951)	Trustee	Indefinite Length – Since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Independent Trustee of Two Roads
Shared Trust (since 2012), Forethought
Variable Insurance Trust (since 2013),
Northern Lights Fund Trust (since
2013), Northern Lights Variable Trust
(since 2013) and Altegris KKR Master
Commitments Fund (since 2014) and
Independent Director of Oak Hill
Advisors Mortgage Strategies Fund
					(offshore), Ltd. (2015-2017)
Sanjeev Handa (1961)	Trustee	Indefinite Length – Since Inception	Managing Member, Old Orchard Lane, LLC (since 2014).	1	None
40        OFI CARLYLE PRIVATE CREDIT FUND

Name, address(1) age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joan McCabe (1955)	Trustee	Indefinite Length – Since Inception	CEO/Founder, Lipotriad LLC (since 2015); and Managing Partner, Brynwood Partners (2000-2014)	1	None

(1)	The address of each Trustee is care of the Secretary of the Fund at 225 Liberty Street, New York, NY 10281-1008.
(2)	“Interested person,” as defined in the 1940 Act, of the Fund. Mr. Bhatia is an interested person of the Fund due to his affiliation with the Adviser.
Officers
Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kamal Bhatia (1972)	President and Principal Executive Officer	Indefinite Length – Since Inception	Senior Vice President, OppenheimerFunds Distributor, Inc. (since 2011); Chairman and Chief Executive Officer, OC Private Capital, LLC (since 2017)
Julie Burley (1981)	Vice President and Treasurer; Principal Financial Officer and Principal Accounting Officer	Indefinite Length – Since Inception	Vice President, OFI Global Asset Management, Inc. (since 2013); Senior Manager, Deloitte & Touche LLP (2010-2013)
41        OFI CARLYLE PRIVATE CREDIT FUND

MANAGEMENT OF THE FUND    Continued

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Petersen (1970)	Interim Vice President and Treasurer; Interim Principal Financial Officer and Principal Accounting Officer	Indefinite Length – Since September 2018	Senior Vice President of OFI Global Asset Management, Inc. (since
January 2017); Vice President of OFI Global Asset Management,
Inc. (January 2013-January 2017); Vice President of
OppenheimerFunds, Inc. (February 2007-December 2012); Assistant
Vice President of OppenheimerFunds, Inc. (August 2002-2007)
Joseph Benedetti (1965)	Vice President and Secretary; Chief Legal Officer	Indefinite Length – Since Inception	Senior Vice President and Managing Counsel, OFI Global Asset
Management, Inc. (since 2017); Secretary, OFI Global Trust
Company (since 2017); Assistant Secretary, OC Private Capital,
LLC (since 2017); Managing Director, Morgan Stanley Investment
Management Inc. (2005-2017)
Stephen Volpe (1980)	Vice President and Chief Compliance Officer	Indefinite Length – Since Inception	Chief Compliance Officer, OC Private Capital, LLC (since 2017);
Vice President, OFI Global Asset Management, Inc. (since 2015);
Executive Director, Morgan Stanley Investment Management Inc.
(2004-2015)
Jennifer Foxson (1969)	Vice President and Chief Business Officer	Indefinite Length – Since Inception	Senior Vice President and Assistant Secretary, OFI Global Asset
Management, Inc. (since 2018); Senior Vice President,
OppenheimerFunds Distributor, Inc. (2014-2017); Secretary,
OppenheimerFunds Distributor, Inc. (2017); Assistant Secretary,
Oppenheimer Acquisition Corp. (since 2017); Secretary, OFI
SteelPath, Inc. (since 2017); Secretary, OFI Global Institutional, Inc.
Secretary, HarbourView Asset Management Corporation (since
2017); Assistant Secretary, OFI Global Trust Company (since 2017);
Secretary, Seattle Northwest Asset Management LLC (since 2017);
Secretary, Oppenheimer Real Asset Management, Inc. (since 2017);
Secretary, OFI Private Investments Inc. (since 2017); Secretary,
Shareholder Services, Inc. (since 2017); Secretary, Trinity
Investment Management Corporation (Since July 2017); Secretary,
OFI Advisors, LLC (since 2017); Secretary, Index Management
Solutions, LLC (since July 2017); Secretary, OC Private Capital,
LLC (since 2017)
42        OFI CARLYLE PRIVATE CREDIT FUND

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew M. Peters (1977)	Chief Risk Officer	Indefinite Length – Since Inception	Chief Risk Officer, OC Private Capital, LLC (since 2018); Vice President, OFI Global Asset Management, Inc. (since 2018); Risk Manager, Avenue Capital (2010-2017)
Christina Zervoudakis (1981)	Vice President and Assistant Secretary	Indefinite Length – Since Inception	Vice President, OFI Global Asset Management, Inc. (since 2017);
Assistant Secretary, OC Private Capital, LLC (since 2017); Assistant
Secretary, OFI Global Trust Company (since 2017); Executive
Director, Morgan Stanley Investment Management Inc. (2013-2017)
Jan Miller (1963)	Vice President and Assistant Treasurer	Indefinite Length – Since Inception	Treasurer, OFI Global Trust Company (since 2018); Vice President,
OFI Global Asset Management, Inc. (since 2014); Assistant Vice
President, OFI Global Asset Management, Inc. (2013-2014);
Assistant Vice President, OppenheimerFunds, Inc. (November 2004-
December 2012)
Eric Hall (1978)	Vice President and Assistant Treasurer	Indefinite Length – Since Inception	Assistant Vice President, OFI Global Asset Management, Inc. (since
2015); Vice President and Director of Fund Administration, State
Street Corp. (2014-2015); Assitant Vice President and Director
of Fund Administration, State Street Corp. (2009-2014)
James A. Kennedy (1958)	Vice President and Assistant Treasurer	Indefinite Length – Since Inception	Senior Vice President, OFI Global Asset Management, Inc. (since January 2013); Senior Vice President, OppenheimerFunds, Inc. (September 2006-December 2012)

(1)	The address of each officer is care of the Secretary of the Fund at 225 Liberty Street, New York, NY 10281-1008.
Biographical Information and Discussion of Experience and Qualifications, etc.
Trustees
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Annual Report, that each Trustee should serve as a Trustee of the Fund.
Interested Trustee
Kamal Bhatia. Kamal Bhatia is Chairman and CEO of the Adviser and Vice-Chairman and a voting member of the PAAC. He also serves as a team leader for the Investment Products and Solutions group at OppenheimerFunds, Inc. in New York focused on strategic initiatives and
43        OFI CARLYLE PRIVATE CREDIT FUND

MANAGEMENT OF THE FUND    Continued

investment partnerships globally. He is responsible for the private capital business at OFI. Prior to joining OFI, Kamal served as Managing Director for Alternatives at TIAA-CREF asset management. Previously, he served as First Vice President for Mellon Institutional Asset Management. He started his career with the Global Corporate and Investment Banking Group at Citigroup.
Kamal holds a B.Tech. from the Indian Institute of Technology, Kanpur (India) and a M.S. from Washington University in St. Louis as a Sever Fellowship Scholar. He is also a CFA charterholder.
Independent Trustees
Mark Garbin. Mark Garbin has over 20 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin is a CFA Charterholder and holds advanced degrees in international business, negotiation and derivatives.
Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa is also a board member of Greenpath Financial Wellness (since 2017), Fitch Ratings, Inc. and certain of its affiliates thereof (since 2015) and the Cameron Kravitt Foundation. Mr. Handa also serves as a member of the Investment Committee of the board of The Cooper Union for Advancement of Science and Art (since 2016). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as an established board member.
Joan McCabe. Joan McCabe has over 30 years of corporate and accounting experience, including overseeing the allocation of investment portfolios for various client types and evaluating financial statements. Ms. McCabe is also a board member of Elevation Brands (since 2017), Sensible Organics (since 2017) and Goodwill International (since 2015). Ms. McCabe has served as a board member to a variety of companies and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.
44        OFI CARLYLE PRIVATE CREDIT FUND

OFI CARLYLE PRIVATE CREDIT FUND
Adviser	OC Private Capital, LLC
Sub-Adviser	Carlyle Global Credit Investment Management L.L.C.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	DST Systems, Inc.
Independent Registered Public Accounting Firm	Ernst & Young LLP
Legal Counsel	Dechert LLP
The consolidated financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
© 2018 OppenheimerFunds, Inc. All rights reserved.
45        OFI CARLYLE PRIVATE CREDIT FUND

PRIVACY NOTICE
As an OFI Carlyle Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain non-public personal information about our shareholders from the following sources:
•  The Subscription Agreement and other applications and forms.
•  Your transactions with us, our affiliates or others.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
Who We Are
This notice describes the privacy policy of the OFI Carlyle Private Credit Fund and OC Private Capital, LLC. This notice was last updated as of May 2018. In the event it is updated or changed, we will post an updated notice on our website at www.ofiglobalcarlyle.com. If you have any questions about this privacy policy write to us at c/o DST Systems, Inc. P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.
46        OFI CARLYLE PRIVATE CREDIT FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
47        OFI CARLYLE PRIVATE CREDIT FUND

Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.ofiglobalcarlyle.com. The prospectus should be read carefully before investing.
Visit Us
ofiglobalcarlyle.com
Call Us
833 677 3646
The Fund is distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Sanjeev Handa, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Handa is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)-(d)	The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The registrant commenced operations on June 4,2018. Therefore, the following information is provided for the year ending December 31, 2018.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

FYE 12/31/2018
Audit Fees	$150,000
Audit-Related Fees	$11,500
Tax Fees	$0
All Other Fees	$0

(e)(1)	During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)	The percentage of fees billed by Ernst & Young, LLP. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2018
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)

The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the registrant’s adviser that provides ongoing services to the registrant for the last year.

FYE 12/31/2018
Registrant	$11,500
Registrant’s Investment Adviser	$0

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the Sub-Adviser. The proxy voting policies and procedures of the Sub-Adviser are set forth below. The guidelines are reviewed periodically by the Sub-Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Sub-Adviser as a part of the Sub-Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Sub-Adviser, and directs the Sub-Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Sub-Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Sub-Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Sub-Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Name	Start Date	Bio
Justin Plouffe Portfolio Manager	June 5, 2018	Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the PAAC. Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Securities, L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.

Linda Pace Portfolio Manager	June 5, 2018	Linda Pace is a Managing Director of Carlyle and the Global Head of Loans & Structured Credit. She is a voting member of the PAAC. Previously, she was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was co-head of the bank’s Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million Collateralized Loan Obligation funds. Prior to that, Ms. Pace worked at Société Générale as a Corporate Credit Analyst. Ms. Pace received her undergraduate degree in French from Douglass College and her M.B.A in finance from New York University.

(a)(2)

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2018: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

		Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Justin Plouffe
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$0.85	1	$0.85
	Other Accounts	0	$0	0	$0
Linda Pace
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	31	$16.75	31	$16.75
	Other Accounts	1	$0. 09	1	$0. 09

(a)(2)(iv)

The Fund’s executive officers and Trustees, and the employees of the Advisers, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other OFI- or Carlyle-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Advisers), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Advisers and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Advisers, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Advisers and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisers may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisers or their affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisers nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisers or their affiliates in evaluating the Fund’s creditworthiness.

The Advisers are paid a fee based on a percentage of the Fund’s Net Assets. Certain of the Other Managed Funds pay the Advisers or their affiliates different performance-based compensation, which could create an incentive for the Advisers or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Advisers and their affiliates, the Advisers and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisers believe such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Sub-Adviser retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Sub-Adviser’s equity incentive plan.

(a)(4)

The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of December 31, 2018.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Justin Plouffe	None
Linda Pace	None

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFI Carlyle Private Credit Fund

/s/ Kamal Bhatia
By: Kamal Bhatia
Principal Executive Officer
Date: 2/19/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Kamal Bhatia
By: Kamal Bhatia
Principal Executive Officer
Date: 2/19/19

/s/ Brian Petersen
By: Brian Petersen
Principal Financial Officer
Date: 2/19/19